LONGPORT, INC.
                             740 South Chester Road
                                     Suite A
                         Swarthmore, Pennsylvania 19081

                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 2000

     To the shareholders of Longport, Inc.:

     The Annual Meeting of the shareholders of Longport, Inc. (the "Company") will be held at 10:00 A.M. on June 2, 2000 at Renaissance Hotel, 291 Stevens Boulevard, Lester, Pennsylvania, or at any adjournment or postponement thereof, for the following purposes:

     1.   To elect five directors of the Company.
     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on April 18, 2000 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            James R. McGonigle
                                            Chief Executive Officer


April 21, 2000

                                 PROXY STATEMENT
                                 LONGPORT, INC.
                             740 South Chester Road
                                     Suite A
                         Swarthmore, Pennsylvania 19081
                            Telephone: (800)-289-6863

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Longport, Inc. (the "Company"), a Delaware corporation, of $.001 par value Common Stock ("Common Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 10:00 AM. on June 2, 2000, or at any adjournment or postponement thereof, at Renaissance Hotel, 291 Stevens Boulevard, Lester, Pennsylvania. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about April 21, 2000. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors and approve any proposed matters.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.


                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on April 18, 2000 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 18,234,449 shares of Common Stock each share of which entitles the holder thereof to one vote. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting. Under Delaware law, an abstention or withholding of a vote on any matter is treated as a "no" vote for determining whether approval of each proposal has been obtained, provided that if a quorum is present, abstentions and withholding of a vote will have no effect on the voting for the election of directors.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the ownership of the Company's Common Stock on the record date by (i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and (iii) all directors and officers of the Company as a group. All shares are owned beneficially and of record and the shareholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock. The addresses of all shareholders listed in the table are in care of the Company.

                                    Number of
Name                               Shares Owned                Percent of Class
----                               ------------                ----------------

James R. McGonigle (1)              1,865,893                       10.2%

William Mullin(2)                     400,000                        2.2%

Bonita Weyrauch                       328,558                        1.8%

Peter Cavanaugh                       223,571                        1.2%

Lee S. Cohen                           10,000                         .0%

John H. Carbutt (3)                   812,777                        4.4%

Michie Proctor and                  2,669,174                       14.6%
Joyce Proctor (4)

The First Baptist Church            1,280,977                        7.0%
of Southwest Broward

John Mills                          1,192,000                        6.5%

All officers and directors
as a group (five persons)(5)        2,828,022                       15.2%

(1) Includes 742,000 shares held by James R. McGonigle, 497,143 shares held by Wound Healing Systems, Inc., a corporation controlled by Mr. McGonigle, 376,750 shares held by Colpat, Inc. a corporation owned by Mr. McGonigle and 100,000 common stock purchase warrants also held by Colpat, Inc.
(2) Includes stock options to purchase 300,000 shares at $2.00 per share until May 2003.
(3) Includes 436,098 shares held by John H. Carbutt, 200,000 common stock purchase warrants held by Mr. Carbutt and 176,679 shares held by Jagapata, Ltd., a corporation controlled by Mr. Carbutt.
(4) Includes 2,118,258 shares held by Michie Proctor, 450,916 shares held by Michie Proctor and Joyce Proctor and 100,000 common stock purchase warrants held by Michie and Joyce Proctor.
(5) Includes shares, common stock purchase warrants and stock options held by the Company's officers and directors which are exercisable within 60 days from the date hereof.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect five directors of the Company. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

     The following table sets forth certain information regarding each nominee and each executive officer of the Company.

                                                                Officer/Director
                                                                    Director
Name                        Age          Office                      Since
----                        ---          ------                      -----

James R. McGonigle          56       Chairman of the                  1993
                                      Board of Directors,
                                      Chief Executive
                                      Officer, and
                                      Chief Accounting Officer

William Mullin              32       President and Director           1999

Bonita Weyrauch             46       Director of Clinical Services    1993
                                      and Director

Peter E. Cavanaugh          35       Director                         1993

Lee S. Cohen                51       Director                         1999


     Directors hold office for a period of one year from their election at the annual meeting of shareholders and until their successors are duly elected and qualified. Officers of the Company are elected by, and serve at the discretion of, the Board of Directors. None of the above individuals has any family relationship with any other. The Board of Directors has no audit, nominating or compensation committee. No director receives compensation for services as a director.

Background

     The following is a summary of the business experience of each officer and director of the Company:

     James R. McGonigle founded the Company and has served as its Chairman and Chief Executive Officer since its inception in January 1993. From 1987 to 1992 Mr. McGonigle was the founder and president of Supra Medical Corp. Supra was a publicly held company specializing in the development of proprietary medical technologies in the fields of skin care and diagnostics.

     William B. Mullin was appointed President of the Company in June 1999. He was the Chief Financial Officer of the Company from April 1994 to December 1995. From January 1996 to May 1999 Mr. Mullin was a financial consultant with Merrill Lynch Pierce Fenner & Smith in Wayne, PA. From June 1993 to April 1994 he was employed as a management consultant with KPMG Peat Marwick. From April 1990 to July 1993 Mr. Mullin was an officer in the United States Army on active duty and is currently a Captain in the United States Army Reserves. He earned a BS degree in Finance from the University of Tampa and an MS in Business Administration from Boston University.

     Bonita Weyrauch, R.N., Vice President of Clinical Services, joined Longport in July, 1993 and is a licensed Registered Nurse in Pennsylvania and New Jersey. She is board certified in dermatology and wound management. From 1984 through 1993 Ms. Weyrauch was employed as Director of Nursing for the Dermatologic Surgi Centers based in Philadelphia. Ms. Weyrauch is an active member in the Dermatology Nurses Association (DNA), Pennsylvania Nurses Association and the American Nurses Association. She has been recently elected to the Board of Directors of the DNA representing the Northeast Region. She chaired Celebration 2000, DNA's International Annual Educational Program. She co-founded, and is the current President of, the Delaware Valley Chapter of the DNA. Ms. Weyrauch has been published in several medical journals and has presented clinical papers on a national level.

     Peter E. Cavanaugh was Vice President and General Counsel of the Company from December 1993 until February 1997. From March, 1992, until May, 1993, Mr. Cavanaugh was employed as a law clerk at the Law Offices of Tybout, Redfearn & Pell in Wilmington, Delaware and from 1986 until 1992, he was employed by the Pennsylvania Manufacturers Association Insurance Company in the legal and claims departments. From February 1997 until August 1997, he practiced law with the law firm of White and Williams. He is currently associate counsel for Nuclear Electric Insurance, Ltd.

     Lee S. Cohen, DPM, Director of Sports Medicine, joined the Company in October 1998. Dr. Cohen acts as the Podiatric Consultant to the Philadelphia Eagles, 76ers, the New York Jets and the L.P.G.A. in addition to numerous other sports affiliates. Dr. Cohen currently holds patents on seven foot care products, some of which are used in the National Football League and Major League Baseball. Dr. Cohen received his Doctor of Podiatric Medicine from Pennsylvania College of Podiatric Medicine and his BA from Temple University.

Executive Compensation

     The following table discloses all compensation paid to the Company's Chief Executive Officer for the years ended December 31, 1998 and 1999 No executive officer's annual compensation exceeded $100,000 in either year.


                                            Summary Compensation Table


(a)           (b)       (c)        (d)      (e)                 (f)          (g)          (h)               (i)
Name &                                     Other             Restricted
Principal                                  Annual            Stock        Options/     LTIP              All Other
Position      Year     Salary($)  Bonus($) Compensation($)   Awards($)    SARS(#)      Payouts($)        Compensation($)
--------      ----     --------  --------- ---------------   ---------    -------      ----------        ---------------

James R.      1999     -0-(1)      -0-         -0-              -0-          -0-          -0-               -0-
McGonigle
Chief Exec.
Officer
              1998     -0-(1)      -0-         -0-              -0-          -0-          -0-               -0-



(1) The Company pays Colpat, Inc., a consulting firm wholly owned by Mr. McGonigle, $8,000 per month for Mr. McGonigle's services.


                              CERTAIN TRANSACTIONS

     In January 1996, the Company entered into a consulting agreement with Colpat, Inc., a company owned and controlled by James R. McGonigle, the Company's Chief Executive Officer, pursuant to which Colpat provides Mr. McGonigle's services to the Company for $8,000 per month.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Angell & Deering, Certified Public Accountants, Denver, Colorado, conducted the audit of the Company's financial statements for the year ended December 31, 1999. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.


                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholders of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

                                            James R. McGonigle
                                            Chief Executive Officer


April 21, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                 LONGPORT, INC.
                             TO BE HELD JUNE 2, 2000

The undersigned hereby appoints James R. McGonigle as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Longport, Inc. held of record by the undersigned on April 18, 2000, at the Annual Meeting of Shareholders to be held June 2, 2000, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

      _____ FOR the election as a director of all nominees listed below (except as marked to the contrary below).

      _____ WITHHOLD AUTHORITY to vote for all nominees listed below.

         NOMINEES: James R. McGonigle, William Mullin, Bonita Weyrauch,
                      Peter E. Cavanaugh and Lee S. Cohen.

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below:

--------------------------------------------------------------------------------

2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS NAMED IN ITEM 1, ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                         ________________________________
                                               Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                               Signature, if held jointly


     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____




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